Trane Technologies Reports Strong Second Quarter Results and Raises 2024 Revenue and EPS Guidance

Highlights (second-quarter 2024 versus second-quarter 2023, unless otherwise noted):

●	Reported revenues of $5.3 billion, up 13 percent; organic revenues* up 13 percent
●	GAAP operating margin up 70 bps; adjusted operating margin* up 140 bps
●	Adjusted EBITDA margin* of 21.1 percent, up 140 bps
●	GAAP continuing EPS of $3.33; adjusted continuing EPS* of $3.30, up 23 percent
●	Bookings* up 19 percent, led by Americas Commercial HVAC, up 21 percent
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, July 31, 2024 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $3.33 for the second quarter of 2024. Adjusted continuing EPS was $3.30, up 23 percent.

Second-Quarter 2024 Results

Financial Comparisons - Second-Quarter Continuing Operations

$, millions except EPS	Q2 2024	Q2 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$5,340	$4,495	19%	19%
Net Revenues	$5,307	$4,705	13%	13%
GAAP Operating Income	$1,034	$885	17%
GAAP Operating Margin	19.5%	18.8%	70 bps
Adjusted Operating Income*	$1,027	$849	21%
Adjusted Operating Margin*	19.4%	18.0%	140 bps
Adjusted EBITDA*	$1,119	$927	21%
Adjusted EBITDA Margin*	21.1%	19.7%	140 bps
GAAP Continuing EPS	$3.33	$2.57	30%
Adjusted Continuing EPS	$3.30	$2.68	23%
Pre-Tax Non-GAAP Adjustments, net**	$(7.1)	$15.3	$(22.4)
**For details see table 2 and 3 of the news release.

"Our team around the world delivered strong performance in the second quarter, continuing our consistent track record of execution," said Dave Regnery, chair and CEO, Trane Technologies. "Customers continue to choose our sustainable solutions, demonstrated by our exceptional bookings growth and backlog - giving us good visibility for 2024 and into 2025.

"Given our strong first half performance and positive outlook, we are raising our full-year revenue and adjusted EPS guidance well above the high end of our prior range. With our purpose-driven strategy, proven business operating system and uplifting culture, we are well positioned to continue delivering leading growth among industrials and differentiated shareholder returns over the long term."

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Highlights from the Second Quarter of 2024 (all comparisons against second-quarter 2023 unless otherwise noted)
•Delivered strong revenue, operating income, EBITDA and EPS growth.
•Strong bookings of $5.3 billion, up 19 percent.
•Backlog of $7.5 billion, including approximately $2.8 billion of Commercial HVAC backlog for 2025 and beyond, with $1 billion added in the second quarter.
•Enterprise reported revenues and organic revenues were both up 13 percent. Approximately 1 percentage point related to acquisitions was offset by 1 percentage point of negative foreign exchange impact.
•GAAP operating margin was up 70 basis points, adjusted operating margin was up 140 basis points and adjusted EBITDA margin was up 140 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Second-Quarter Business Review (all comparisons against second-quarter 2023 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls and solutions, energy services and solutions, residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q2 2024	Q2 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,221.9	$3,422.9	23%	23%
Net Revenues	$4,290.9	$3,692.5	16%	16%
GAAP Operating Income	$912.1	$783.1	16%
GAAP Operating Margin	21.3%	21.2%	10 bps
Adjusted Operating Income	$903.9	$732.6	23%
Adjusted Operating Margin	21.1%	19.8%	130 bps
Adjusted EBITDA	$978.2	$791.3	24%
Adjusted EBITDA Margin	22.8%	21.4%	140 bps
•Strong bookings of $4.2 billion, up 23 percent, led by Commercial HVAC, up more than 20 percent.
•Reported and organic revenues were both up 16 percent.
•GAAP operating margin was up 10 basis points, adjusted operating margin was up 130 basis points and adjusted EBITDA margin was up 140 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.
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Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q2 2024	Q2 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$669.4	$610.0	10%	10%
Net Revenues	$645.3	$617.6	4%	5%
GAAP Operating Income	$120.7	$101.1	19%
GAAP Operating Margin	18.7%	16.4%	230 bps
Adjusted Operating Income	$121.0	$108.0	12%
Adjusted Operating Margin	18.8%	17.5%	130 bps
Adjusted EBITDA	$131.0	$117.8	11%
Adjusted EBITDA Margin	20.3%	19.1%	120 bps

•Bookings were up 10 percent, led by Commercial HVAC, up 20 percent.
•Reported revenues were up 4 percent, including approximately 1 percentage point related to acquisitions offset by 2 percentage points of negative foreign exchange impact. Organic revenues were up 5 percent.
•GAAP operating margin was up 230 basis points; adjusted operating margin was up 130 basis points and adjusted EBITDA margin was up 120 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q2 2024	Q2 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$448.8	$461.9	(3)%	flat
Net Revenues	$371.2	$394.6	(6)%	(3)%
GAAP Operating Income	$89.3	$82.3	9%
GAAP Operating Margin	24.1%	20.9%	320 bps
Adjusted Operating Income	$89.3	$82.7	8%
Adjusted Operating Margin	24.1%	21.0%	310 bps
Adjusted EBITDA	$94.8	$86.6	9%
Adjusted EBITDA Margin	25.5%	21.9%	360 bps

•Organic bookings were flat.
•Reported revenues were down 6 percent, including approximately 3 percentage points of negative foreign exchange impact. Organic revenues were down 3 percent.
•GAAP operating margin was up 320 basis points, adjusted operating margin was up 310 basis points and adjusted EBITDA margin was up 360 basis points.
•Positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

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Balance Sheet and Cash Flow

$, millions	Q2 2024	Q2 2023	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$959	$548	$411
Free Cash Flow Y-T-D*	$810	$427	$383
Working Capital/Revenue*	4.2%	6.3%	(210) bps
Cash Balance June 30**	$1,326	$664	$662
Debt Balance June 30	$5,268	$5,027	$241
**Includes short-term investments of $451 million.
•Through June 30, 2024, cash flow from continuing operating activities was $959 million and free cash flow was $810 million.
•Year-to-date through July, the Company deployed or committed approximately $1.2 billion of capital including $379 million for dividends, approximately $100 million for M&A and $731 million for share repurchases.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Raising Full-Year 2024 Revenue and EPS Guidance

•The Company expects full-year reported and organic revenue growth of approximately 10 percent; reported revenue growth includes approximately 1 percentage point of M&A offset by approximately 1 percentage point of negative foreign exchange.
•The Company expects GAAP and adjusted continuing EPS for full-year 2024 of approximately $10.80.
•Additional information regarding the Company's 2024 guidance is included in the Company's second-quarter earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; changing energy prices; national and international conflict; impacts of global health crises, epidemics, pandemics, or other contagious outbreaks on our business operations, financial results and financial position and on the world economy; financial institution disruptions; climate change and our sustainability strategies and goals; commodity shortages; supply chain constraints and price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2023, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

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Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.
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7/31/2024

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 5: Reconciliation of GAAP to Non-GAAP
•Table 6: Condensed Consolidated Balance Sheets
•Table 7: Condensed Consolidated Statement of Cash Flows
•Table 8: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Travis Bullard	Zac Nagle
919-802-2593	704-990-3913
Media@tranetechnologies.com	InvestorRelations@tranetechnologies.com
*Q2 Non-GAAP measures definitions

Adjusted operating income in 2024 is defined as GAAP operating income adjusted for restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition related costs, and legacy legal liability. Adjusted operating income in 2023 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2024 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition related costs, and legacy legal liability. Adjusted net earnings in 2023 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2024 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition related costs, and legacy legal liability. Adjusted continuing EPS in 2023 is defined as GAAP continuing EPS adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2024 is defined as adjusted operating income adjusted for depreciation and amortization expense and other income / (expense), net. Adjusted EBITDA in 2023 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net, and excluding an impairment of equity investment. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

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Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2024 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition related costs, and legacy legal liability divided by adjusted net earnings. Adjusted effective tax rate for 2023 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2024 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, legacy legal liability, and merger and acquisition related costs. Free cash flow in 2023 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs and merger and acquisition related costs. Please refer to the free cash flow reconciliation on table 8 of the news release.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q2 2024) less the prior period (e.g. Q2 2023), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted to eliminate currency fluctuations and the impact of acquisitions.

Organic bookings is defined as reported orders in the current period adjusted to eliminate currency fluctuations and the impact of acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payable and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of June 30) by the annualized revenue for the period (e.g. reported revenues for the three months ended June 30 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.
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Table 1
TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the six months
	ended June 30,		ended June 30,
	2024	2023	2024	2023
Net revenues	$5,307.4	$4,704.7	$9,523.0	$8,370.6
Cost of goods sold	(3,371.9)	(3,120.3)	(6,127.6)	(5,642.7)
Selling and administrative expenses	(901.3)	(699.0)	(1,727.4)	(1,385.7)
Operating income	1,034.2	885.4	1,668.0	1,342.2
Interest expense	(57.5)	(61.6)	(115.5)	(119.2)
Other income/(expense), net	(4.1)	(57.4)	(29.2)	(66.8)
Earnings before income taxes	972.6	766.4	1,523.3	1,156.2
Provision for income taxes	(205.8)	(169.6)	(311.3)	(242.8)
Earnings from continuing operations	766.8	596.8	1,212.0	913.4
Discontinued operations, net of tax	(6.9)	(6.1)	(12.3)	(11.6)
Net earnings	759.9	590.7	1,199.7	901.8
Less: Net earnings from continuing operations attributable to noncontrolling interests	(4.6)	(4.5)	(8.1)	(8.5)
Net earnings attributable to Trane Technologies plc	$755.3	$586.2	$1,191.6	$893.3

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$762.2	$592.3	$1,203.9	$904.9
Discontinued operations	(6.9)	(6.1)	(12.3)	(11.6)
Net earnings	$755.3	$586.2	$1,191.6	$893.3

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$3.33	$2.57	$5.25	$3.92
Discontinued operations	(0.03)	(0.02)	(0.05)	(0.05)
Net earnings	$3.30	$2.55	$5.20	$3.87

Weighted-average number of common shares outstanding:
Diluted	228.7	230.3	229.1	230.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2024				For the six months ended June 30, 2024
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$5,307.4	$—		$5,307.4	$9,523.0	$—		$9,523.0

	Operating income	1,034.2	(7.1)	(a,b,c,d)	1,027.1	1,668.0	(1.3)	(a,b,c,d)	1,666.7
	Operating margin	19.5%			19.4%	17.5%			17.5%

	Earnings from continuing operations before income taxes	972.6	(7.1)	(a,b,c,d)	965.5	1,523.3	(1.3)	(a,b,c,d)	1,522.0
	Provision for income taxes	(205.8)	(0.3)	(e)	(206.1)	(311.3)	(1.7)	(e)	(313.0)
	Tax rate	21.2%			21.3%	20.4%			20.6%
	Earnings from continuing operations attributable to Trane Technologies plc	$762.2	$(7.4)	(f)	$754.8	$1,203.9	$(3.0)	(f)	$1,200.9

	Diluted earnings per common share
	Continuing operations	$3.33	$(0.03)		$3.30	$5.25	$(0.01)		$5.24

	Weighted-average number of common shares outstanding:
	Diluted	228.7	—		228.7	229.1	—		229.1

	Detail of Adjustments:
(a)	Restructuring costs (COGS & SG&A)		$0.8				$5.5
(b)	Legacy legal liability (SG&A)		0.6				1.7
(c)	M&A transaction costs (SG&A)		0.4				0.4
(d)	Non-cash adjustments for contingent consideration (SG&A)		(8.9)				(8.9)
(e)	Tax impact of adjustments (a,b,c)		(0.3)				(1.7)
(f)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(7.4)				$(3.0)

	Pre-tax impact of adjustments on cost of goods sold		$0.6				$0.6
	Pre-tax impact of adjustments on selling & administrative expenses		(7.7)				(1.9)
	Pre-tax impact of adjustments on operating income		$(7.1)				$(1.3)
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2023				For the six months ended June 30, 2023
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,704.7	$—		$4,704.7	$8,370.6	$—		$8,370.6

	Operating income	885.4	(36.9)	(a,b,c,d,e)	848.5	1,342.2	(21.3)	(a,b,c,d,e)	1,320.9
	Operating margin	18.8%			18.0%	16.0%			15.8%

	Earnings from continuing operations before income taxes	766.4	15.3	(a,b,c,d,e,f)	781.7	1,156.2	30.9	(a,b,c,d,e,f)	1,187.1
	Benefit (Provision) for income taxes	(169.6)	9.1	(g)	(160.5)	(242.8)	6.2	(g)	(236.6)
	Tax rate	22.1%			20.5%	21.0%			19.9%
	Earnings from continuing operations attributable to Trane Technologies plc	$592.3	$24.4	(h)	$616.7	$904.9	$37.1	(h)	$942.0

	Diluted earnings per common share
	Continuing operations	$2.57	$0.11		$2.68	$3.92	$0.16		$4.08

	Weighted-average number of common shares outstanding:
	Diluted	230.3	—		230.3	230.9	—		230.9

	Detail of Adjustments:
(a)	Non-cash adjustment for contingent consideration (SG&A)		$(52.0)				$(49.3)
(b)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		7.5				10.1
(c)	Restructuring costs (COGS & SG&A)		1.5				7.8
(d)	Transformation costs (SG&A)		1.3				2.4
(e)	M&A transaction costs (SG&A)		4.8				7.7
(f)	Impairment of equity investment (OIOE)		52.2				52.2
(g)	Tax impact of adjustments (a,b,c,d,e)		9.1				6.2
(h)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$24.4				$37.1

	Pre-tax impact of adjustments on cost of goods sold		$4.0				$12.2
	Pre-tax impact of adjustments on selling & administrative expenses		(40.9)				(33.5)
	Pre-tax impact of adjustments on operating income		(36.9)				(21.3)
	Pre-tax impact of adjustments on other income / (expense), net		52.2				52.2
	Pre-tax impact of adjustments on earnings from continuing operations		$15.3				$30.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended June 30, 2024		For the quarter ended June 30, 2023
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$4,290.9		$3,692.5

	Segment operating income	$912.1	21.3%	$783.1	21.2%
	Restructuring/Other (a)	(8.2)	(0.2)%	(50.5)	(1.4)%
	Adjusted operating income *	903.9	21.1%	732.6	19.8%
	Depreciation and amortization (b)	76.5	1.8%	64.7	1.8%
	Other income/(expense), net (c)	(2.2)	(0.1)%	(6.0)	(0.2)%
	Adjusted EBITDA *	$978.2	22.8%	$791.3	21.4%

Europe, Middle East & Africa	Net revenues	$645.3		$617.6

	Segment operating income	$120.7	18.7%	$101.1	16.4%
	Restructuring/Other (d)	0.3	0.1%	6.9	1.1%
	Adjusted operating income *	121.0	18.8%	108.0	17.5%
	Depreciation and amortization (e)	10.7	1.7%	9.9	1.6%
	Other income/(expense), net	(0.7)	(0.2)%	(0.1)	—%
	Adjusted EBITDA *	$131.0	20.3%	$117.8	19.1%

Asia Pacific	Net revenues	$371.2		$394.6

	Segment operating income	$89.3	24.1%	$82.3	20.9%
	Restructuring/Other (f)	—	—%	0.4	0.1%
	Adjusted operating income *	89.3	24.1%	82.7	21.0%
	Depreciation and amortization (g)	4.4	1.1%	4.6	1.2%
	Other income/(expense), net	1.1	0.3%	(0.7)	(0.3)%
	Adjusted EBITDA *	$94.8	25.5%	$86.6	21.9%

Corporate	Unallocated corporate expense	$(87.9)		$(81.1)
	Restructuring/Other (h)	0.8		6.3
	Adjusted corporate expense *	(87.1)		(74.8)
	Depreciation and amortization	4.6		4.3
	Other income/(expense), net	(2.3)		1.6
	Adjusted EBITDA *	$(84.8)		$(68.9)

Total Company	Net revenues	$5,307.4		$4,704.7

	Operating income	$1,034.2	19.5%	$885.4	18.8%
	Restructuring/Other (a,d,f,h)	(7.1)	(0.1)%	(36.9)	(0.8)%
	Adjusted operating income *	1,027.1	19.4%	848.5	18.0%
	Depreciation and amortization (b,e,g)	96.2	1.8%	83.5	1.8%
	Other income/(expense), net (c)	(4.1)	(0.1)%	(5.2)	(0.1)%
	Adjusted EBITDA *	$1,119.2	21.1%	$926.8	19.7%
*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.
(a) Restructuring/Other within Americas includes ($8.9) million of a non-cash adjustment for contingent consideration in 2024. Restructuring/Other includes ($52) million non-cash adjustment for contingent consideration and acquisition inventory step-up and backlog amortization of $1.0 million in 2023.
(b) Depreciation and amortization within Americas excludes $0.1 million of acquisition backlog amortization, which has been accounted for in the Restructuring/Other line in 2023.
(c) Other income/(expense), net within Americas excludes $52.2 million of impairment of an equity investment in 2023.
(d) Restructuring/Other within EMEA includes acquisition inventory step-up and backlog amortization of $6.1 million in 2023.
(e) Depreciation and amortization within EMEA excludes acquisition backlog amortization of $4.4 million, which has been accounted for in the Restructuring/Other line in 2023.
(f) Restructuring/Other within Asia Pacific includes acquisition backlog amortization of $0.4 million in 2023.
(g) Depreciation and amortization within Asia Pacific excludes $0.4 million of acquisition backlog amortization, which has been accounted for in the Restructuring/Other line in 2023.
(h) Other within Corporate includes $0.6 million and $0.4 million of legacy legal liability and M&A transaction costs, respectively, in 2024. Other within Corporate includes $1.3 million and $4.8 million of transformation and M&A transaction costs, respectively, in 2023.
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended June 30,
	2024	2023
Total Company
Adjusted EBITDA *	$1,119.2	$926.8
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization (1)	(96.2)	(83.5)
Interest expense	(57.5)	(61.6)
Provision for income taxes	(205.8)	(169.6)
Restructuring costs	(0.8)	(1.5)
Transformation costs	—	(1.3)
M&A transaction costs	(0.4)	(4.8)
Legacy legal liability	(0.6)	—
Non-cash adjustment for contingent consideration	8.9	52.0
Acquisition inventory step-up and backlog amortization	—	(7.5)
Impairment of equity investment	—	(52.2)
Discontinued operations, net of tax	(6.9)	(6.1)
Net earnings from continuing operations attributable to noncontrolling interests	(4.6)	(4.5)
Net earnings attributable to Trane Technologies plc	$755.3	$586.2

(1) Depreciation and amortization excludes acquisition backlog amortization of $4.9 million which has been included in the acquisition inventory step-up and backlog amortization line in 2023.

*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	June 30,	December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$874.6	$1,095.3
Short-term investments	451.2	—
Accounts and notes receivable, net	3,433.3	2,956.8
Inventories	2,203.5	2,152.1
Other current assets	751.4	665.7
Total current assets	7,714.0	6,869.9
Property, plant and equipment, net	1,827.8	1,772.2
Goodwill	6,057.7	6,095.3
Intangible assets, net	3,351.6	3,439.8
Other noncurrent assets	1,248.1	1,214.7
Total assets	$20,199.2	$19,391.9

LIABILITIES AND EQUITY
Accounts payable	$2,180.1	$2,025.2
Accrued expenses and other current liabilities	3,460.3	3,226.4
Short-term borrowings and current maturities of long-term debt	952.0	801.9
Total current liabilities	6,592.4	6,053.5
Long-term debt	4,316.2	3,977.9
Other noncurrent liabilities	2,323.0	2,343.5
Shareholders' Equity	6,967.6	7,017.0
Total liabilities and equity	$20,199.2	$19,391.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the six months
	ended June 30,
	2024	2023
Operating Activities
Earnings from continuing operations	$1,212.0	$913.4
Depreciation and amortization	187.7	168.2
Changes in assets and liabilities and other non-cash items	(441.1)	(533.5)
Net cash provided by (used in) continuing operating activities	958.6	548.1
Net cash provided by (used in) discontinued operating activities	(15.5)	(15.6)
Net cash provided by (used in) operating activities	943.1	532.5

Investing Activities
Capital expenditures, net	(156.7)	(134.0)
Acquisition of businesses, net of cash acquired	(5.2)	(506.2)
Sales (purchases) of short-term investments, net	(450.0)	—
Other investing activities, net	(14.7)	(6.8)
Net cash provided by (used in) investing activities	(626.6)	(647.0)

Financing Activities
Net proceeds from (payments of) debt	491.0	189.5
Dividends paid to ordinary shareholders	(379.4)	(341.4)
Repurchase of ordinary shares	(624.4)	(300.0)
Other financing activities, net	8.5	15.5
Net cash provided by (used in) financing activities	(504.3)	(436.4)

Effect of exchange rate changes on cash and cash equivalents	(32.9)	(6.0)
Net increase (decrease) in cash and cash equivalents	(220.7)	(556.9)
Cash and cash equivalents - beginning of period	1,095.3	1,220.5
Cash and cash equivalents - end of period	$874.6	$663.6

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	June 30,	June 30,	December 31,
	2024	2023	2023
Net Receivables	$3,433.3	$3,199.8	$2,956.8
Days Sales Outstanding	59.0	62.1	61.0

Net Inventory	$2,203.5	$2,355.8	$2,152.1
Inventory Turns	6.1	5.3	5.5

Accounts Payable	$2,180.1	$2,176.9	$2,025.2
Days Payable Outstanding	59.0	63.7	62.6

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	Six months ended	Six months ended
	June 30, 2024	June 30, 2023
Net cash flow provided by continuing operating activities	$958.6	$548.1
Capital expenditures	(156.7)	(134.0)
Cash payments for restructuring	5.9	4.8
Legacy legal liability	1.7	—
M&A transaction costs	0.6	6.8
Transformation costs paid	—	1.2
Free cash flow *	$810.1	$426.9

*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION